                                                                EXHIBIT 10.2.1


                      SCHEDULE OF EXECUTED LEASE AGREEMENTS
                        SHOWING MATERIAL VARIATIONS FROM
                             FORM OF LEASE AGREEMENT

                             (AS OF MARCH 31, 1998)

                          (Dollar Amounts in Thousands)

                                                                                                  Annual
                                                                                              Percentage Rent
                                                                                              ---------------
Hotel Location/Franchise/                                                                                            Suite
-------------------------                            Commencement             Annual         First     Second       Revenue
Manager (1)                  Lessor (2)  Lessee (3)     Date                 Base Rent (4)  Tier (5)   Tier (6)  Breakpoint (4)
-----------                  ----------  ----------   ---------          -------------      --------   --------  --------------
Dallas (Park Central), TX        -                     7/28/94              $1,477             17%        65%        $3,590
Jacksonville, FL                 -                     7/28/94                 882             17%        65%         3,490
Nashville, TN                    -                     7/28/94               1,667             17%        65%         4,290
Orlando (North), FL              -                     7/28/94               1,571             19%        65%         2,650
Orlando (South), FL              -                     7/28/94               1,413             17%        65%         4,580
Tulsa, OK                        -                     7/28/94               1,268             19%        65%         2,770
New Orleans, LA                  -                     12/1/94               1,960             19%        65%         4,290
Flagstaff, AZ                    -                     2/15/95                 570             17%        65%         1,160
Dallas (Love Field), TX (7)      -                     3/29/95               1,836             17%        65%         3,060
Boston-Marlborough, MA           -                     6/30/95                 720             19%        65%           940
Corpus Christi, TX              (8)                    7/19/95               1,000             17%        65%         1,495
Brunswick, GA                    -                     7/19/95               1,000             17%        65%         1,350
Chicago-Lombard, IL             (9)                    8/1/95                1,900             17%        65%         3,270
Burlingame (SF Airport), CA     (10)                   11/6/95               3,147             17%        65%         3,174
Minneapolis (Airport) MN        (10)                   11/6/95               2,778             17%        65%         2,138
Minneapolis (Downtown), MN      (10)                  11/15/95               1,387             17%        65%         2,091
St. Paul, MN                    (11)                  11/15/95               1,085             17%        65%         3,115
Boca Raton, FL (11)             (10)                  11/15/95                 654             17%        65%         1,421
Tampa (Busch Gardens), FL (11)  (10)                  11/15/95                 786             17%        65%         1,287
Cleveland, OH                   (10)                  11/17/95               1,258             17%        65%         4,929
Anaheim, CA                     (10)                   1/3/96                1,272             17%        65%         2,062
Baton Rouge, LA                 (10)                   1/3/96                1,204             17%        65%         2,281
Birmingham, AL                  (10)                   1/3/96                1,898             17%        65%         1,273
---------------------------------------------------------------------------------------------------------------------------

                                                                                                  Annual
                                                                                              Percentage Rent
                                                                                              ---------------
Hotel Location/Franchise/                                                                                            Suite
-------------------------                            Commencement             Annual         First     Second       Revenue
Manager (1)                  Lessor (2)  Lessee (3)     Date                 Base Rent (4)  Tier (5)   Tier (6)  Breakpoint (4)
-----------                  ----------  ----------   ---------          -------------      --------   --------  --------------
Deerfield Beach, FL             (10)                       1/3/96                2,163     17%        65%                2,568
Ft. Lauderdale, FL              (10)                       1/3/96                3,228     17%        65%                1,969
Miami (Airport), FL             (10)                       1/3/96                2,222     17%        65%                2,882
Milpitas, CA                    (10)                       1/3/96                2,143     17%        65%                1,402
Phoenix (Camelback), AZ         (10)                       1/3/96                2,812     17%        65%                1,428
South San Francisco (SF         (10)                       1/3/96                1,876     17%        65%                3,103
Airport), CA
Piscataway, NJ                   -                         1/10/96               1,355     17%        65%                3,574
Lexington, KY (12)               -                         1/10/96               1,149     17%        65%                2,135
Beaver Creek, CO                 -                         2/20/96                 375     17%        65%                2,284
Boca Raton, FL                   -                         2/28/96               1,368     17%        65%                3,670
Los Angeles (LAX), CA           (14)                       3/27/96               1,600     17%        65%                4,130
Mandalay Beach, CA              (10)                       5/8/96                1,927     17%        65%                2,909
Napa, CA                        (10)                       5/8/96                1,215     17%        65%                3,145
Deerfield, IL (14)               -          (16)           6/20/96               1,743     17%        65%                2,505
San Rafael, CA                  (18)        (16)           7/18/96               2,107     17%        65%                2,917
Parsippany, NJ                  (19)        (16)           7/31/96               2,440     17%        65%                3,930
Charlotte, NC                   (20)        (16)           9/12/96               2,200     17%        65%                3,353
Indianapolis, IN                (21)        (16)           9/12/96               1,470     17%        65%                2,794
Atlanta (Buckhead), GA           -          (16)          10/17/96               3,667     17%        65%                3,872
Myrtle Beach, SC                 -          (16)           12/5/96               1,963     17%        65%                6,236
San Antonio, TX                 (22)        (17)           2/1/97                1,400     17%        65%                2,474
Raleigh, NC                     (23)        (17)           2/1/97                2,100     17%        65%                2,711
Overland Park, KS               (24)        (17)           2/1/97                1,600     17%        65%                2,114
Secaucus, NJ                    (25)        (17)           2/1/97                2,400     17%        65%                4,788
Kansas City, MO                 (26)        (17)           2/1/97                2,100     17%        65%                2,976
Covina, CA                      (27)        (17)           2/1/97                  900     17%        65%                3,066
Austin, TX                      (28)        (17)           2/1/97                2,200     17%        65%                2,378
Atlanta (Perimeter              (29)        (17)           2/1/97                2,300     17%        65%                2,949
Center), GA



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


                                                                                                  Annual
                                                                                              Percentage Rent
                                                                                              ---------------
Hotel Location/Franchise/                                                                                            Suite
-------------------------                               Commencement         Annual          First     Second       Revenue
Manager (1)                  Lessor (2)  Lessee (3)        Date            Base Rent (4)    Tier (5)   Tier (6)  Breakpoint (4)
-----------                  ----------  ----------      ---------       -------------      --------   --------  --------------
Bloomington, MN (12)                        (17)           2/1/97                1,800         17%        65%                2,468
Omaha, NE (12)                              (17)           2/1/97                1,400         17%        65%                1,703
Los Angeles (LAX North), CA                 (17)           2/18/97               1,669         17%        65%                3,176
Dana Point, CA (12)                         (30)           2/20/97                 992         17%        65%          2,211 (1997)
                                                                                                                       1,983 (1988)
Anne Arundel County             (31)        (30)        3/20/97 (33)             1,900         17%        65%                2,536
(BWI), MD (12)
Troy, MI (12)                   (32)        (30)        3/20/97 (33)             2,100         17%        65%                1,936
Austin, TX (12)                 (32)        (30)        3/20/97 (33)             1,900         17%        65%                1,961
San Antonio, TX                 (34)        (17)           5/16/97               1,773         17%        65%                3,640
Nashville, TN                               (35)           6/05/97                 900         17%        65%                1,585
Dallas (Market Center), TX                  (17)           6/30/97               2,300         17%        65%                2,896
Syracuse, NY                                (17)           6/30/97               1,400         17%        65%                3,245
Atlanta (Galleria), GA (33) (37)            (36)           6/30/97               2,155         17%        65%                3,777
College Park (Atlanta                       (36)           6/30/97               2,426         17%        65%                5,033
Airport), GA (33) (40)
Dallas (Park Central),
TX (32) (40)                                (36)           6/30/97               5,091         17%        65%                6,490
Rosemont (O'Hare Airport),
IL (33) (37)                                (36)           6/30/97               3,522         17%        65%                2,760
Phoenix (Crescent),
AZ (32) (40)                                (36)           6/30/97               2,908         17%        65%                6,218
Durham, NC (11)                             (35)           7/28/97               1,700         17%        65%                1,900
Lake Buena Vista, FL (11)                   (35)           7/28/97               2,900         17%        65%                2,272
Tampa (Rocky Point), FL (11)                (35)           7/28/97               1,700         17%        65%                1,939
Philadelphia Society
Hill, PA (33)                   (38)        (36)           9/30/97               3,834         17%        65%                5,220
Burlington, VT (40)              (2)        (39)           12/4/97               2,252         17%        65%                3,181
Dayton, OH (12)                  (2)        (35)          12/30/97                 797         17%        65%                1,331
Columbus, OH (12)                (2)        (35)            2/6/98               1,534         17%        65%                1,900
Wilmington, OH                  (32)        (30)           3/20/98                 901         17%        65%          2,284 (1998)
                                                                                                                       2,195 (1999
                                                                                                                             -2001)
                                                                                                                       2,506 (2002)
Denver, CO                      (32)        (30)           4/14/98               1,759         17%        65%                2,712

--------------------
         (1)      Unless otherwise noted, the hotels under each Lease Agreement are operated as Embassy Suites(R) Hotels under a commitment or license agreement with Promus Hotels, Inc., and the Manager as defined in each Lease Agreement is Promus Hotels, Inc. or an affiliate thereof.

         (2)      Unless otherwise noted, Lessor as defined in each Lease
                  Agreement is FelCor Suites Limited Partnership
                  ("Partnership").

         (3)      Unless otherwise noted, Lessee as defined in each Lease
                  Agreement is DJONT Operations, L.L.C., a Delaware limited liability company.

         (4)      The amount shown represents the amount set forth in each Lease
                  Agreement as the annual Base Rent and the threshold suite revenue amount. Both of these amounts are subject to adjustment for changes in the consumer price index and may not represent the actual amount currently required under each Lease Agreement.

         (5)      Represents percentage of suite revenue payable as Percentage
                  Rent up to suite revenue breakpoint.

         (6)      Represents percentage of suite revenue payable as Percentage
                  Rent in excess of suite revenue breakpoint.

         (7)      The Manager as defined in this Lease Agreement is American
                  General Hospitality, Inc.

         (8)      The Lessee is FCOAM Inc.

         (9)      The Lessor as defined in this Lease Agreement is Embassy/GACL
                  Lombard Venture, a joint venture between the Partnership and Promus Hotels, Inc.

         (10)     The Lessor as defined in these Lease Agreements is FelCor/CSS
                  Holdings, L.P., of which the Partnership is a 99% limited partner.

         (11)     The Lessor as defined in this Lease Agreement is FelCor/St.
                  Paul Holdings, L.P., of which the Partnership is a 99% limited partner and another subsidiary of the Company is a 1% general partner.

         (12) The hotels under these Lease Agreements are operated as Doubletree Guest Suites(R) Hotels; the Manager as defined in these Lease Agreements is DT Management, Inc.

         (13)     The hotel under this Lease Agreement is operated as a Hilton
                  Suites(R) Hotel under a franchise or license agreement with Hilton Inns, Inc., and the Manager as defined in this Lease
                  Agreement is American General Hospitality, Inc.

         (14)     The Lessor as defined in this Lease Agreement is Los Angeles
                  International Airport Hotel Associates, a limited partnership of which the Partnership is the sole general partner and of which the Partnership has an approximate 97 % partnership interest.

         (15)     The Manager as defined in this Lease Agreement is Coastal
                  Hotel Group, Inc.

         (16) The Lessee as defined in the Lease Agreement for these hotels is DJONT Leasing, L.L.C., a Delaware limited liability company, pursuant to an assignment of the applicable Lease
                  Agreement from DJONT Operations, L.L.C.

         (17) The Lessee as defined in the Lease Agreement for these hotels is DJONT Leasing, L.L.C., a Delaware limited liability company.

         (18)     The Lessor as defined in this Lease Agreement is MHV Joint
                  Venture, a joint venture between the Partnership and Promus
                  Hotels, Inc.

         (19)     The Lessor as defined in this Lease Agreement is Embassy/Shaw
                  Parsippany Venture, a joint venture between the Partnership and Promus Hotels, Inc.

         (20)     The Lessor as defined in this Lease Agreement is E.S.
                  Charlotte, a Minnesota limited partnership, of which the Partnership owns a 49% limited partner interest and FelCor/CSS
                  Hotels, L.L.C., a Delaware limited liability company, owns a 1% general partner interest.

         (21)     The Lessor as defined in this Lease Agreement is E.S. North, a
                  Indiana Limited Partnership, an Indiana limited partnership, of which the Partnership owns a 49% limited partner interest and FelCor/CSS Hotels, L.L.C., a Delaware limited liability company, owns a 1% general partner interest.

         (22)     The Lessor as defined in this Lease Agreement is EPT San
                  Antonio Limited Partnership, of which the Partnership owns 49% and FelCor Eight Hotels, L.L.C. ("FelCor Eight") owns 1%.

         (23)     The Lessor as defined in this Lease Agreement is EPT Raleigh
                  Limited Partnership, of which the Partnership owns 49% and FelCor Eight owns 1%.

         (24)     The Lessor as defined in this Lease Agreement is EPT Overland
                  Park Limited Partnership, of which the Partnership owns 49% and FelCor Eight owns 1%.

         (25)     The Lessor as defined in this Lease Agreement is EPT
                  Meadowlands Limited Partnership, of which the Partnership owns
                  49% and FelCor Eight owns 1%.

         (26)     The Lessor as defined in this Lease Agreement is EPT Kansas
                  City Limited Partnership, of which the Partnership owns 49% and FelCor Eight owns 1%.

         (27)     The Lessor as defined in this Lease Agreement is EPT Covina
                  Limited Partnership, of which the Partnership owns 49% and FelCor Eight owns 1%.

         (28)     The Lessor as defined in this Lease Agreement is EPT Austin
                  Limited Partnership, of which the Partnership owns 49% and FelCor Eight owns 1%.

         (29)     The Lessor as defined in this Lease Agreement is EPT
                  Atlanta-Perimeter Center Limited Partnership, of which the
                  Partnership owns 49% and FelCor Eight owns 1%.

         (30) The Lessee as defined in the Lease Agreement for this hotel is FCH/DT Leasing, L.L.C., a Delaware limited liability company.

         (31)     The Lessor as defined in the Lease Agreement is FCH/DT BWI
                  Holdings, L.P., a Delaware limited partnership.

         (32)     The Lessor as defined in these Lease Agreements is FCH/DT
                  Holdings, L.P., a Delaware limited partnership.

         (33) The Lease is for a term of 15 years and contains an automatic renewal provision, pursuant to which the Lease shall be extended for an additional five-year term if the corresponding
                  Management Agreement is extended pursuant to the terms thereof for an additional five-year period.

         (34) The Lessor is Promus/FelCor San Antonio Venture, a Texas general partnership.

         (35) The Lessee is FCH/DT Leasing II, L.L.C., a Delaware limited liability company.

         (36) The Lessee is FCH/SH Leasing, L.L.C., a Delaware limited liability company.

         (37)     The hotel under this Lease Agreement is operated as a Sheraton
                  Suites Hotel.

         (38) The Lessor is FCH/Society Hill, L.P., a Pennsylvania limited partnership.

         (39) The Lessee is FCH/SH Leasing II, L.L.C., A Delaware limited liability company.

         (40) The hotel under this Lease Agreement is operated as a Sheraton(R) Hotel.